Amendment No 2.
To the
Joint Venture/AMI Agreement.

This Amendment #2 (the “Amendment”) to the Joint Venture/AMI Agreement is made and entered this 12th day of April 2007 by and among Epicenter Oil and Gas LLC (“Epicenter”), Indigo- Energy, Inc. (“Indigo”), HUB Energy, LLC (“Hub”), and Golden Eagle Resources, Inc. (“Golden Eagle”), and together with Epicenter, Indigo, Hub and Golden Eagle, the “Parties” and each a “Party”.

WITNESSETH:

WHEREAS, the parties have previously entered into an Amendment No 1 to the Agreement in January 2007; and

WHEREAS, the Parties desire to amend a modify the term of Amendment No 1 by extension of the repayment deadline to April 16, 2007 and change no other terms of Amendment No 1.

IN WITNESS WHEREOF, the Parties hereby have execute this Amendment No 2 to the Agreement by their duly authorized officers on the date written above.

Epicenter Oil and Gas, LLC	Indigo-Energy, Inc

Robert Turnage, Member/ Manager	David Larson, President

Hub Energy, LLC	Golden Eagle Resources, Inc.

Mark Thompson, Managing Member	Mike Pivarnick, President

Indigo Energy partners, LP By General Partner Indigo-energy, Inc.

David Larson, President

Amend2Epicenter0407

Jul 23 07 11:42a David J Larson 727-771-0780 p.1
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FAX TRANSMISSION

TO: David Larson

FROM: Bob Turnage

DATE: 7-20-07

TOTAL PAGES INCLUDING COVER: 5

PHONE: 618.740.0371
FAX: 618.740.0373
E-MAIL: turnage@ussonet.net

If you did not receive all of the pages, or find that some are illegible, please call as soon as possible. The information contained in this facsimile message is privileged and confidential, and is intended only for the use of the individual or entity named above. If you have received this information in error, please notify us by telephone at the above number. Thank you.

Mike Pivarnik (Golden Eagle) executed this Agreement on 5-5-07 and mailed the hardcopy back to us. This is it, David. Please call if you have any questions or if there is anything else we might do to expedite this termination.

Thanks and good luck to you and Indigo.

Bob Turnage

Jul 23 07 11:42a David J Larson 727-771-0780 p.2

Jul. 20. 2007 10:55AM No. 3011 P. 1

EPICENTER OIL & GAS, LLC
108 East Hillcrest Street
Orlando, FL 32801
and
18 Dogwood Street
Salem, IL 62881

DATE: July 19, 2007

TOTAL PAGES (Including Cover): 5

TO: DAVE LARSON, PRESIDENT
INDIGO-ENERGY, INC.

EMAIL: davidlarson29@aol.com fax # 1-727 255-5170

FROM: FRANK G. FINKBEINER

RE: AGREEMENT FOR WITHDRAWAL OF EPICENTER OIL & GAS, LLC

Dear Dave:

I am herewith transmitting the agreement whereby Epicenter is withdrawing from the joint venture agreement, dated July 24, 2006. Please have it executed by appropriate officers of Indigo-Energy, Inc. and return it to me at 108 East Hillcrest Street, Orlando, FL 32801.

As previously discussed, should Indigo be in a financial position to acquire leases or conduct drilling operations in the New Albany Shale in southern Illinois within six (6) months from today's date, Epicenter will allow Indigo-Energy-Inc. to participate with it in such activities. In such event, Indigo shall receive a credit in the amount of $225,000.00 for such participation.

Frank G. Finkbeiner

FRANK G. FINKBEINER

Signed in the Absence of the Writer in Order to Avoid Delay.

****

This message is intended only for the use of the person(s) ("intended recipient") to whom it is addressed. It may contain information that is privileged and confidential. If you are not the intended recipient, please contact the sender as soon as possible and delete the message without reading it or making a copy. Any dissemination, distribution, copying, or other use of this message or any of its content by any person other than the intended recipient is strictly prohibited. We have taken precautions to screen this message for viruses, but we cannot guarantee that it is virus free nor are we responsible for any damage that may be caused by this message.

Jul 23 07 11:42a David J Larson 727-771-0780 p.3

AGREEMENT FOR WITHDRAWAL OF EPICENTER OIL & GAS, LLC

THIS AGREEMENT is executed by the parties on the dates set forth opposite the parties signature lines and is made by and between EPICENTER OIL & GAS, LLC (hereinafter EPICENTER), a Florida Limited Liability Company, and INDIGO-ENERGY, INC. (hereinafter INDIGO), a Nevada corporation, HUB ENERGY, LLC (HUB), a Pennsylvania Limited Liability company, and GOLDEN EAGLE RESOURCES, INC. (GOLDEN EAGLE), a Colorado corporation.

RECITALS:

A. EPICENTER, INDIGO, HUB and GOLDEN EAGLE entered into a Joint Venture/AMI Agreement, dated July 24, 2006, a true and accurate copy of which is appended hereto.

B. Goals of the Joint Venture/AMI Agreement have not been met with respect to EPICENTER and EPICENTER has elected to withdraw from the Joint Venture Agreement.

C. INDIGO, HUB and GOLDEN EAGLE consent to the withdrawal of EPICENTER from the Joint Venture/AMI Agreement and the parties wish to reduce their agreements to writing.

NOW, THEREFORE, in consideration of the premises and other valuable considerations, the receipt and sufficiency of which is hereby acknowledge, the parties hereto agree as follows:

1. From and after the date hereof, EPICENTER shall no longer be a party to the Joint Venture/AMI Agreement, dated July 24, 2006, a true and accurate copy of which is

1

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appended hereto.

2. INDIGO is relieved of any further obligation to pay EPICENTER the balance of funds owed for expenses incurred by EPICENTER, its third party vendors and others in research, title options and bidding for and purchasing leases as provided for in Article I, subparagraph 1.1, of the Joint Venture/AMI Agreement.

3. EPICENTER, INDIGO, HUB and GOLDEN EAGLE hereby mutually remise, release, acquit, satisfy and forever discharge each other of and from all, and all manner of action and actions, cause and causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialities, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, executions, claims and demands whatsoever, in law or in equity, which any of the parties ever had, now have, or which any personal representative, successor, heir or assign of any party hereto can, shall or may have, for, upon or by reason of any matter, cause or thing whatsoever, from the beginning of the world to the day of these presents, and in particular any and all claims arising out of the facts, matters and transactions alleged or concerning the Joint Venture Agreement signed by the parties hereto, dated July 24, 2006, a true and accurate copy of which is appended hereto.

4. Each party represents and warrants to the others that they have thoroughly read and reviewed the terms of this Agreement and the terms and provisions contained herein are clearly understood and have been fully and unconditionally consented to by each party.

2

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5. From and after the date of this Agreement, INDIGO, HUB and GOLDEN EAGLE, at their election may, remain members of the Joint Venture Agreement. Each acknowledges, however, that EPICENTER is no longer subject to the terms of the Joint Venture Agreement or the AMI created pursuant thereto.

6. This Agreement embodies the complete and entire agreement between the parties relating to the subject matter hereof.

7. The parties agree that this Agreement will not be modified or changed, unless the change or modification is in writing and signed by all parties.

8. Each party hereto represents and warrants to the other party that the execution, delivery and performance of this Agreement has been: (I) duly authorized by the requisite corporate actions; and (ii) will not violate any provision of law, governmental rule or regulation, order of court or other governmental agency, its articles of incorporation, bylaws, or any provision of any indenture, agreement or other instrument to which it is a party.

9. This Agreement may be executed in any number of counterparts, each of which shall be a duplicate original, but all of which taken together shall constitute one and the same instrument; any of the parties hereto may execute this Joint Stipulation by signing any such counterpart or counterparts. Facsimile copies shall be deemed originals for all purposes.

EPICENTER OIL & GAS, LLC

BY: Robert R. Turnage

Print Name: ROBERT R. TURNAGE

Print Title: MEMBER- MANAGER

Date: 4-30-07

SIGNATURES CONTINUED ON PAGE 4

3

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CONTINUATION OF SIGNATURES TO
AGREEMENT FOR WITHDRAWAL OF
EPICENTER OIL & GAS, LLC

INDIGO-ENERGY, INC.

BY:____________________
Print Title:________________
Date: ______________

HUB ENERGY, LLC

BY:____________________
Print Title:________________
Date: ______________

GOLDEN EAGLE RESOURCES, INC.

BY: [signature]
Print Title: PRESIDENT
Date: 5/5/07

4